EXHIBIT 99.1


                                  CERTIFICATION

           The undersigned certify pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 12, 2003                                       /s/ Bernard P. Aldrich
      ------------                                       -----------------------
                                                         President and Chief
                                                         Executive Officer


Date: May 12, 2003                                       /s/ Robert M. Wolf
      ------------                                       -----------------------
                                                         Chief Financial Officer